THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS THE SAME MAY BE AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF, THE “SUBORDINATION AGREEMENT”) DATED AS OF FEBRUARY 28, 2005, BY AND AMONG PAT IANTORNO, ERIC IANTORNO, JORDAN IANTORNO, JORDAN IANTORNO A/C/F MAX IANTORNO, MICHAEL WINTERS, GEORGE MONCADA AND MICHAEL TUBB (COLLECTIVELY, “SUBORDINATED CREDITOR”), ALLION HEALTHCARE, INC., MAIL ORDER MEDS OF TEXAS, INC., MOMS PHARMACY, INC. (A NEW YORK CORPORATION), MOMS PHARMACY, INC. (A CALIFORNIA CORPORATION), MOMS PHARMACY, LLC, MEDICINE MADE EASY, NORTH AMERICAN HOME HEALTH SUPPLY, INC., AND SPECIALTY PHARMACIES, INC. (COLLECTIVELY, “COMPANY”), AND GE HFS HOLDINGS, INC. (THE “SENIOR LENDER”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY BORROWER TO THE SENIOR LENDER PURSUANT TO THE SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), INCLUDING WITHOUT LIMITATION, PURSUANT TO THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED APRIL 21, 1999, BY AND AMONG BORROWER AND SENIOR LENDER, AS SUCH LOAN AND SECURITY AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND TO INDEBTEDNESS TO SENIOR LENDER REFINANCING THE INDEBTEDNESS UNDER THAT AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

PROMISSORY NOTE

$_____________February 28, 2005

FOR VALUE RECEIVED, the undersigned MOMS PHARMACY, INC., a California corporation (the “Borrower”), promises to pay to _________________ (the “Holder”), the principal sum of ____________________________________________ DOLLARS ($____________), plus accrued interest from the date hereof, at a rate equal to the prime rate of interest charged from time to time by the Borrower’s principal lender plus two percent (2%) per annum (the “Interest Rate”), on the unpaid principal amount outstanding hereunder from time to time. Payments of principal and interest shall be made in lawful money of the United States of America, to the address of record of the Holder as set forth herein, or at such place as the Holder may designate in writing. This Promissory Note (this “Note”) is issued in connection with that certain Stock Purchase Agreement (as modified and amended from time to time, the “Purchase Agreement”), of even date herewith, by and among the Borrower, the Holder and others. The principal amount of this Note is subject to increase or decrease in accordance with the Purchase Agreement.

Subject to Section 5(f) hereof, principal and interest on this Note shall be due and payable as follows:

(i)	The entire unpaid balance of the principal and accrued interest thereon shall be due and payable on February 28, 2006 (the “Maturity Date”); and

(ii)
In the event that prior to the Maturity Date, Allion Healthcare, Inc. (“Allion”) engages in any underwritten public offering of any shares of Allion’s capital stock resulting in aggregate proceeds to Borrower in excess of $25 million.

1.  Default. In the case of the occurrence of one or more of the following events (each, a “Default”): (i) the Borrower fails to make when due any payment of principal or interest hereunder and such default is not cured within five (5) business days; (ii) the Borrower becomes insolvent or generally is unable to pay, or admits in writing its inability to pay, any of its debts as they become due; (iii) the Borrower applies for a trustee, receiver or other custodian for it or substantially all of its property; (iv) a trustee, receiver or other custodian is appointed for the Borrower or for substantial all of its property; or (v) any bankruptcy, reorganization, debt arrangement, or other case or proceeding is commenced in respect of the Borrower; then, upon the occurrence of any such event, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically be immediately due, payable and collectible by Holder pursuant to applicable law.

2.  Default Interest. Upon the occurrence and the continuance of a Default, any amount of principal not paid before the due date shall accrue interest at a rate per annum equal to the Interest Rate plus four percent (4%) per annum.

3.  Waiver. Borrower hereby waives, to the fullest extent permitted by applicable law, notice, demands, notice of nonpayment, presentment, protest and notice of dishonor.

4.  Enforcement. Upon the occurrence of a Default, the Holder may employ an attorney to enforce the Holder’s rights and remedies and the Borrower hereby agrees to reimburse the Holder for its reasonable attorneys’ fees, plus all other reasonable expenses incurred by the Holder in exercising any of the Holder’s rights and remedies upon default. The rights and remedies of the Holder as provided in this Note shall be cumulative and may be pursued singly, successively or together. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

5.  Miscellaneous. The following general provisions apply:

(a)  This Note, and the obligations and rights of the parties hereunder, shall be binding upon and inure to the benefit of the Borrower, the Holder and their respective heirs, personal representatives, successors and assigns.

(b)  Changes in or amendments or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Borrower and the Holder.

(c)  The undersigned and any holder hereof waive trial by jury in any action or proceeding to which the undersigned and any such holder may be parties arising out of or in connection with this Note.

(d)  All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by reliable overnight courier or by hand, to the Borrower or to the Holder at their respective addresses set forth in the Purchase Agreement..

(e)  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California. The Borrower hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement may be brought and enforced in the courts of the State of California, County of San Diego or of the United States of America located in the State of California, County of San Diego, and irrevocably submits to such jurisdiction for such purpose. The Borrower hereby irrevocably waives any objection to such jurisdiction or inconvenient forum.

(f)  Notwithstanding anything contained herein to the contrary, Borrower has the right to set off amounts due to the Holder under this Note against any indemnification obligation that the Holder has to Borrower pursuant to Article 9 of the Purchase Agreement.

(g)  No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver or otherwise prejudice such person’s rights, powers or remedies.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed in its corporate name by a duly authorized officer, by order of its Board of Directors as of the day and year first above written.

MOMS PHARMACY, INC.

By:
     Name: Michael P. Moran
       Title: President and Chief Executive Officer

[signature page to Promissory Note]